                                                                    EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this registration statement on Form S-8 of our report dated March 6, 1996, on our audits of the consolidated financial statements and financial statement schedules of Schlotzsky's, Inc. and Subsidiaries.





Coopers & Lybrand L.L.P.
Austin, Texas
May 14, 1996